SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   AUGUST 15, 1997
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                            THE B.F.GOODRICH COMPANY
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               (Exact name of registrant as specified in charter)



   New York                        1-892                       34-0252680
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



        4020 Kinross Lakes Parkway, Richfield, Ohio            44286-9368
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         (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
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                                 Not Applicable
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         (Former name or former address,  if changed since last report.)




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Item 2.  Acquisition or Disposition of Assets
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         On August 15, 1997, the Company completed the disposition of its chlor-
alkali  and  olefins  (CAO)  business.   This  transaction  was  reported in the
Company's Form 10-Q for the Quarter Ended June 30, 1997 and in Form 8-K dated October 16, 1997.




Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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         Exhibit 2    Plan of Disposition:   Purchase and Sale Agreement between
                      The B.F.Goodrich Company and Westlake Monomers Corporation dated July 16, 1997.

         Exhibit 99 Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE B.F.GOODRICH COMPANY




                                              By     /s/Nicholas J. Calise
                                                 -----------------------------
                                                 Nicholas J. Calise, Secretary



Dated:   October 27, 1997